UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 18, 2006
                                                --------------------------------

                              BARNES & NOBLE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-12302                                   06-1196501
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       (Commission File Number)                (IRS Employer Identification No.)


        122 Fifth Avenue, New York, NY                            10011
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   (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 633-3300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

     On May 18, 2006, Barnes & Noble, Inc. (the "Company") issued a press release announcing its results for the first quarter ended April 29, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP") in the press release attached hereto as Exhibit 99.1, the Company uses a non-GAAP financial measure which excludes stock compensation expenses in certain EPS results.

     The Company's management reviews this non-GAAP financial measure internally to evaluate the Company's performance and manage its operations. Additionally, the Company believes that such information also provides investors a better understanding of the Company's current operating results and provides comparable measures to help investors understand the Company's future operating results. The non-GAAP measure included in the press release attached hereto as Exhibit
99.1 has been reconciled to the comparable GAAP measure, within the written text and table included in the text, as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.


Item 9.01  Financial Statements and Exhibits

       (c)   Exhibits

      99.1   Press Release of Barnes & Noble, Inc., dated May 18, 2006

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BARNES & NOBLE, INC.
                                           (Registrant)



                                           By: /s/ Joseph J. Lombardi
                                               ----------------------
                                               Joseph J. Lombardi
                                               Chief Financial Officer


Date: May 18, 2006

                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX




Exhibit Number     Description
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99.1               Press Release of Barnes & Noble, Inc., dated May 18, 2006